Exhibit 99.2

One Corporate Center Rye, NY 10580-1435-1422 Tel. (914) 921 -7732 Fax (914) 921-5384 pgoldstein@gabelll.com	GAMCO Asset Management Inc.
November 21, 2008
Via Fax
Ms. Veronica Olszewski
Senior Vice President, Treasurer
And Corporate Secretary
Hudson City Bancorp, Inc.
West 80 Century Road
Paramus, NJ 07652
Dear Ms. Olszewski:
GAMCO Asset Management Inc. inadvertently filed a Schedule 13D today for Hudson City Bancorp. This filing was in error, and was not intended to be filed for your company. We have requested that the staff of the Securities and Exchange Commission withdraw the filing from EDGAR.
We regret any unnecessary confusion.
Sincerely,

Peter D. Goldstein
Director of Regulatory Affairs